IVY FUNDS
Ivy Mid Cap Income Opportunities Fund
(the "Fund")

Supplement to the Fund's Summary Prospectus

Effective immediately, Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), may utilize its global equity investment platform, and each of the affiliated sub-advisors below is added to the section of the Fund’s summary prospectus entitled “Investment Adviser.”
Sub-advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL).  Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia).  The obligations of these entities do not represent deposits or other liabilities of MBL.  MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.  The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 1, 2021.